DECHERT PRICE & RHOADS
                               1500 K STREET, N.W.
                             WASHINGTON, D.C. 20005



                                                                   June 26, 1997



The FBR Family of Funds
Potomac Tower
1001 Nineteenth Street North
Arlington, VA  22209

                  Re:      The FBR Family of Funds

Gentlemen:

                  We hereby consent to the reference to our firm as counsel to The FBR Family of Funds in this amendment to the Registration Statement on Form N-1A.

                                                      Very truly yours,


                                                      /s/ Dechert Price & Rhoads